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                                                                  EXHIBIT 10.9


                           Amendment No. 4 to the
                 1983 Employees' Incentive Stock Option Plan
                                     of
                                AMETEK, Inc.

     WHEREAS, AMETEK, Inc. (the "Corporation") has adopted the 1983 Employees' Incentive Stock Option Plan of AMETEK, Inc. (the "Plan"); and

     WHEREAS, Section 16 of the Plan permits the Corporation to amend the Plan; and

     WHEREAS; the Corporation now desires to amend the Plan's definition of "Committee" to be the Compensation Committee of AMETEK, Inc. (the "Compensation Committee"); provided, however, that any member of the Compensation Committee, not a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, be excluded from administering the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Subsection (c) of Section 2 of the Plan is hereby amended, in its entirety, to read as follows:

          "(c) 'Committee' shall mean the Compensation Committee of AMETEK, Inc. (the 'Compensation Committee') hereinafter described in Section 3; provided, however, that any member of the Compensation Committee, not a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, shall be excluded from administering the Plan and such member's authority as a member of the Compensation Committee shall not extend to the administration of the Plan."

          2. Except to the extent hereinabove, set forth, the Plan shall remain in full force and effect.

          IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed, effective as of the 29th day of April 1993.

                                         AMETEK, Inc.


                                         By: /s/ Robert W. Yannarell
                                            ------------------------

ATTEST:


 /s/ Dorothy M. Misetic
 ----------------------

(Seal)